General	6 Months Ended
Jun. 30, 2022
Disclosure Of General And Administrative Expense Text Block Abstract
GENERAL

NOTE 1 – GENERAL:

1.	INSPIRA TECHNOLOGIES OXY B.H.N. LTD (formerly: INSENSE MEDICAL LTD) (the “Company”) was incorporated in, Israel and commenced its operations on February 27, 2018. The Company’s functional currency is the New Israeli Shekel (“NIS”).

The Company operates in the medical technology industry and is developing a proprietary respiratory support device called the “Inspira ART system”. The Inspira ART system is a cost effective, early extracorporeal respiratory support system with an intent to function as an “artificial lung” for deteriorating respiratory patients.

The Inspira ART system is designed to utilize a hemo-protective flow approach aimed to rebalance saturation levels while patients are awake and breathing, potentially minimizing the patient’s need for mechanical ventilation.

The Company’s product has not yet been tested or used in humans and has not been approved by the U.S. Food and Drug Administration (FDA).

On July 16, 2021, the Company completed its initial public offering (“IPO”) on Nasdaq Capital Market whereby the Company sold 2,909,091 of its ordinary shares (the “Ordinary Shares”) and 3,345,455 tradable warrants (inclusive of 436,364 tradable warrants pursuant to the exercise of an overallotment option granted to the underwriters). The aggregate proceeds received by the Company from the IPO were $14,500, after deducting underwriting discounts and commissions and additional offering costs.

On July 16, 2021, following the IPO, the Company issued 2,113,905 ordinary shares and 1,149,582 warrants to investors in connection with the conversion of Company’s previously issued financial liabilities at fair value.

2.	The Company has not generated any revenue since its inception, and the Company is still at the development stage of its products. The Company’s operating loss for the six-months ended June 30, 2022 and 2021 were 8,007 and 2,558 , respectively, and the Company’s net loss for the same period was 3,473 and 8,290. As of June 30, 2022, the company had an accumulated deficit of 32,264. The Company has funded its operations through the proceeds of the IPO.

The  Company has also the ability to decrease its  expenses in order to meet its existing cash flow streams. Management believes that the proceeds of the fundings agreements, combined with its cash on hand and the Company plans, are sufficient to meet the Company’s obligations as they come due in the foreseeable future. There are no assurances, however, that the Company will be able to obtain an adequate level of financial resources that are required for the long-term development and commercialization of its product offering.

The Company does not have any material financial obligations as of the balance date.

3.	The global pandemic resulting from the disease known as COVID-19, caused by a novel strain of coronavirus, SARS-CoV-2, has caused national and global economic and financial market disruptions and may adversely impact our business. Although the Company continued to operate almost fully including carrying out the studies in compliance with all applicable Israeli rules and guidelines on COVID-19, the employees worked remotely when full lockdowns were enforced. The spread of an infectious disease, including COVID-19, may also result in the inability of the manufacturers to deliver components or finished products on a timely basis and may result in the inability of the Company’s suppliers to deliver the parts required by the manufacturers to complete manufacturing of components or finished products. The Company cannot predict the duration or magnitude of the pandemic or the full impact that it may have on the Company’s operations and workforce, including the Company’s research and clinical trials and its ability to raise capital, which in turn could have an adverse impact on the Company’s business, financial condition and results of operation.